UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 27, 2018

TIMKENSTEEL CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	1-36313	46-4024951
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1835 Dueber Avenue, SW, Canton, OH 44706

(Address of Principal Executive Offices) (Zip Code)

(330) 471-7000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 27, 2018, Tina M. Beskid, Vice President - Corporate Controller and Investor Relations, notified TimkenSteel Corporation (the “Company”) that she intends to resign from her employment with the Company, effective May 31, 2018, to pursue another opportunity. Ms. Beskid has served as the Company’s principal accounting officer since January 2016. Christopher J. Holding, the Company’s Executive Vice President and Chief Financial Officer, will serve as principal accounting officer for the Company effective as of Ms. Beskid’s resignation, in addition to serving in his role of principal financial officer. Mr. Holding, age 59, has been Executive Vice President and Chief Financial Officer since the Company’s spinoff in June 2014 from The Timken Company (“Timken”). From 2010 to the spinoff, he served as Timken’s Senior Vice President of Tax and Treasury.

Item 5.07	Submission of Matters to a Vote of Security Holders

At the Company’s Annual Meeting of Shareholders held on May 3, 2018, shareholders elected each of the four directors nominated by the Company’s Board of Directors to three-year terms. The shareholders also ratified the selection of Ernst & Young LLP as the Company’s independent auditor for the year ending December 31, 2018, and approved, on an advisory basis, the compensation of the Company’s named executive officers. The final voting results from the meeting are as follows:

Proposal 1 - Election of Directors

Nominee	For	Withheld	Broker Non-Votes
Joseph A. Carrabba	31,551,759	1,307,498	10,169,281
Phillip R. Cox	32,354,995	504,262	10,169,281
Terry L. Dunlap	32,397,449	461,808	10,169,281
John P. Reilly	32,526,923	332,334	10,169,281

Proposal 2 - Ratification of the Selection of Ernst & Young LLP as the Company’s Independent Auditor for 2018

For	Against	Abstain	Broker Non-Votes
41,221,955	92,869	1,713,714	0

Proposal 3 - Approval, on an Advisory Basis, of Named Executive Officer Compensation

For	Against	Abstain	Broker Non-Votes
26,361,989	4,887,020	1,610,245	10,169,284

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIMKENSTEEL CORPORATION

Date: May 3, 2018	By:	/s/ Frank A. DiPiero
Frank A. DiPiero
Executive Vice President, General Counsel and Secretary